UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: March 16, 2005)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE               1-11871                           11-3312952
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    (State or other            (Commission                    (I.R.S. Employer
      jurisdiction            File Number)                   Identification No.)
   of incorporation)

150 East 58th Street, Suite 3238                                 10155
New York, New York
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 March 17, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

         On March 16, 2005, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that the first several months of execution of the EDAM contract at Oak Ridge, TN by its wholly owned subsidiary Commodore Advanced Sciences, Inc. (CASI) have been very successful, and the prospects for replicating that service at other DOE sites are good. The contract involves environmental monitoring and data management for the Department of Energy's Oak Ridge, TN site, and has a duration of four years.

         The Company also announced that CASI has also been awarded a one year, renewable contract beginning in February 2005 with WESKEM LLC., of Oak Ridge to support their sampling efforts with the Waste Disposition Services Project. Services required to meet the needs of this project are: (i) Assistance with the preparation of analytical statement of works (SOW), (ii) Maintenance of laboratory performance metrics, (iii) Procurement of best value laboratories,
(iv) Performance of contract verification of data, and (v) Tracking of samples and sample residue.

         Additionally, The Company announced that the Fast Flux Test Facility deactivation project is still grid-locked in protests and prospective litigation regarding the award made by DOE in Fall of 2004.


A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated March 16, 2005.


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

         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  March 17, 2005                       By:   /s/ James M. DeAngelis
                                                  -------------------------
                                                  James M. DeAngelis
                                                  Senior Vice President and
                                                  Chief Financial Officer

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


                                  EXHIBIT INDEX


         Exhibit No.
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            99.1          Press Release dated March 16, 2005 issued by Commodore
                          Applied Technologies, Inc.


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